UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): November 2, 2010
ART TECHNOLOGY GROUP, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	000-26679	04-3141918
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Main Street, Cambridge, Massachusetts	02142
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (617) 386-1000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
Item 2.02. Results of Operations and Financial Condition
Item 3.03. Material Modification of Rights of Security Holders
Item 9.01 Financial Statements and Exhibits
SIGNATURES
Exhibit Index
EX-2.1
EX-4.1
EX-99.1
EX-99.2

Item 1.01. Entry into a Material Definitive Agreement.
     Merger Agreement
     On November 2, 2010, Art Technology Group, Inc., a Delaware corporation (“Art Technology Group”), Oracle Corporation, a Delaware corporation (“Oracle”), and Amsterdam Acquisition Sub Corporation, a Delaware corporation and wholly-owned subsidiary of Oracle (“Merger Sub”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), pursuant to which, subject to satisfaction or waiver of the conditions therein, Merger Sub will merge with and into Art Technology Group (the “Merger”) with Art Technology Group surviving as a wholly-owned subsidiary of Oracle.
     Subject to the terms of the Merger Agreement, which has been approved by the boards of directors of Art Technology Group, Oracle and Merger Sub, at the effective time of the Merger (the “Effective Time”), each share of Art Technology Group common stock issued and outstanding immediately prior to the Effective Time will be converted into the right to receive $6.00 in cash, without interest (the “Merger Consideration”).
     At the Effective Time, each outstanding Art Technology Group stock option, restricted stock unit and other equity-based award denominated in shares of Art Technology Group common stock (each, an “Equity Award”) held by employees and consultants of Art Technology Group will be assumed by Oracle. Assumed Equity Awards will be subject to terms and conditions substantially identical as before the Effective Time, except that: (1) they will be exercisable for a number of shares of Oracle common stock equal to the number of shares of Art Technology Group common stock subject to such Equity Award immediately prior to the Effective Time multiplied by a fraction (the “Award Exchange Ratio”), the numerator of which is the Merger Consideration and the denominator of which is the average closing price of Oracle common stock on the Nasdaq Global Select Market for the five trading days before the Effective Time, and (2) the exercise price, if applicable, of such assumed Equity Award will be equal to the current exercise price divided by the Award Exchange Ratio.
     At the Effective Time, each outstanding Equity Award held by any person who is not an employee or consultant of Art Technology Group will be automatically canceled and the vested portion thereof will be converted into the right to receive cash equal to the product of (x) the number of shares of Art Technology Group common stock issuable upon exercise of such Equity Award immediately prior to the Effective Time and (y) the Merger Consideration, less any per share exercise price of such Equity Award.
     The Merger Agreement contains customary representations, warranties and covenants of Art Technology Group, Oracle and Merger Sub, including, among others, covenants by Art Technology Group to conduct its business in the ordinary course during the interim period between the execution of the Merger Agreement and consummation of the Merger and not to engage in certain kinds of transactions during such period. Art Technology Group has also agreed not to solicit proposals relating to alternative business combination transactions or, subject to certain exceptions that permit Art Technology Group’s board of directors to comply with its fiduciary duties, enter into discussions concerning, or furnish non-public information in connection with, any proposals for alternative business combination transactions. The board of directors of Art Technology Group has unanimously adopted resolutions recommending the adoption of the Merger Agreement by Art Technology Group’s stockholders, and has agreed to hold a stockholder meeting to consider and vote upon the adoption of the Merger Agreement.
     The Merger is conditioned upon, among other things, approval by the stockholders of Art Technology Group, the expiration or early termination of the applicable premerger waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 and other customary conditions.
     The Merger Agreement contains certain termination rights for both Art Technology Group and Oracle, and provides that, upon termination of the Merger Agreement under specified circumstances, Art Technology Group may be required to pay Oracle a termination fee of $33,500,000, including if it accepts a superior acquisition proposal, or to reimburse Oracle for up to $5,000,000 of its out-of-pocket expenses in connection with the transaction.
     The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, a copy of which is filed as Exhibit 2.1 hereto and is hereby incorporated into this report by reference. The Merger Agreement, which has been included to provide investors with information regarding its terms and is not intended to provide any other factual information about Art Technology Group or Oracle, contains representations and warranties of each of Art Technology Group, Oracle and Merger Sub. The assertions embodied in those representations and warranties were made for purposes of the Merger Agreement and are subject to qualifications and limitations agreed to by the respective parties in connection with negotiating the terms of the Merger Agreement, including information contained in confidential disclosure schedules that the parties exchanged in connection with signing the Merger Agreement. Accordingly, investors and security holders should not rely on such representations and warranties as characterizations of the actual state of facts or circumstances, since they were only made as of a specific date and are modified in important part by the underlying disclosure schedules. In addition, certain representations and warranties may be subject to a contractual standard of materiality different from what might be viewed as material to stockholders, or may have been used for purposes of allocating risk between the respective parties rather than establishing matters of fact. Moreover, information concerning the subject matter of such representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in Art Technology Group’s or Oracle’s public disclosures.
     Voting Agreements
     Concurrently with entering into the Merger Agreement, each of the directors and executive officers of Art Technology Group entered into a Voting Agreement with Oracle (collectively, the “Voting Agreements”) pursuant to which they agreed, among other things, to vote their shares of Art Technology Group for the adoption of the Merger Agreement and against any alternative proposal and against any action or agreement that would frustrate the purposes of, or prevent or delay the consummation of the transactions contemplated by the Merger Agreement. The foregoing description of the Voting Agreements does not purport to be complete and is qualified in its entirety by reference to the form of Voting Agreement, a copy of which is filed as Exhibit 99.1 hereto and is hereby incorporated into this report by reference.
     Amendment to Rights Agreement
     The disclosure in Item 3.03 below is incorporated in this Item 1.01 by reference.
Item 2.02. Results of Operations and Financial Condition.
     On November 2, 2010, Art Technology Group issued a press release regarding the execution of the Merger Agreement in which the Company’s preliminary financial results for its fiscal quarter ended September 30, 2010 were announced. The full text of the press release is attached hereto as Exhibit 99.2 (the “Release”).
     The information in this Item 2.02 of this report, including the portion of Exhibit 99.2 hereto discussing the preliminary financial results for the fiscal quarter ended September 30, 2010, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information contained herein and in Exhibit 99.2 discussing the preliminary financial results for the fiscal quarter ended September 30, 2010 shall not be incorporated by reference into any filing of Art Technology Group, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference to such filing.
Item 3.03. Material Modification of Rights of Security Holders
     On November 2, 2010, prior to the execution of the Merger Agreement, the board of directors of Art Technology Group approved, and Art Technology Group entered into, Amendment No. 1 (the “Amendment”) to the Rights Agreement, dated as of September 26, 2001, by and between Art Technology Group and Computershare Trust Company, N.A. (as successor to Equiserve Trust Company, N.A.), as rights agent (the “Rights Agent”) (the “Rights Agreement”). The Amendment, among other things, provides that none of Oracle, Merger Sub or any other affiliate of Oracle will become an “Acquiring Person” (as such term is defined in the Rights Agreement), that neither a “Stock Acquisition Date,” a “Distribution Date” nor a “Triggering Event” (each as defined in the Rights Agreement) shall occur and that no rights will become exercisable or separate from shares of Art Technology Group’s common stock, in each case, by reason of the execution or delivery of, or the consummation of the transactions contemplated by, the Merger Agreement or the Voting Agreements. The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the Amendment, a copy of which is filed as Exhibit 4.1 hereto and is incorporated herein by reference.
IMPORTANT ADDITIONAL INFORMATION WILL BE FILED WITH THE SEC
     In connection with the Merger, Art Technology Group intends to file a proxy statement with the Securities and Exchange Commission (the “SEC”). Investors and security holders of Art Technology Group are urged to read the proxy statement and the other relevant material when they become available because they will contain important information about Art Technology Group, Oracle and the proposed transaction. The proxy statement and other relevant materials (when they become available), and any and all documents filed by Art Technology Group with the SEC, may be obtained free of charge at the SEC’s web site at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed with the SEC by Art Technology Group by directing a written request to Art Technology Group, Inc., [One Main Street, Cambridge, Massachusetts 02141, Attention: Investor Relations]. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT AND THE OTHER RELEVANT MATERIALS WHEN THEY BECOME AVAILABLE BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE PROPOSED TRANSACTIONS.
     Art Technology Group and its executive officers and directors may be deemed to be participants in the solicitation of proxies from the security holders of Art Technology Group in connection with the Merger. Information about those executive officers and directors of Art Technology Group and their ownership of Art Technology Group common stock is set forth in the proxy statement for Art Technology Group’s 2010 Annual Meeting of Stockholders, which was filed with the SEC on April 14, 2010, and is supplemented by other public filings made, and to be made, with the SEC by Art Technology Group. Information regarding the direct and indirect interests of Art Technology Group, its executive officers and directors and other participants in the solicitation, which may, in some cases, be different from those of Art Technology Group security holders generally, will be set forth in the proxy statement relating to the Merger when it becomes available.
     Safe Harbor for Forward Looking Statements
     Certain items in this Current Report on Form 8-K may constitute forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements involved certain risks and uncertainties that could cause actual results to differ materially from those indicated in such forward-looking statements, including, but not limited to, the ability to complete the Merger in light of the various closing conditions, including those conditions related to regulatory approvals, the ability of the parties to consummate the Merger; the impact of the announcement or the closing of the Merger on Art Technology Group’s relationships with its employees, existing customers or potential future customers; the ability of Oracle to successfully integrate Art Technology Group’s operations and employees; the ability to realize anticipated synergies and costs savings of the proposed Merger; and such other risks detailed in the Art Technology Group’s Annual Report on Form 10-K filed with the SEC on February 1, 2010 and other reports filed with the SEC. Such forward-looking statements speak only as of the date of this Current Report on Form 8-K. Art Technology Group assumes no obligation to update any forward-looking statement contained in this Current Report on Form 8-K.
Item 9.01 Financial Statements and Exhibits.

Number	Title
2.1	Agreement and Plan of Merger, dated as of November 2, 2010, by and among Art Technology Group, Inc., Oracle Corporation and Amsterdam Acquisition Sub Corporation.*

4.1	Amendment No. 1 to Rights Agreement, dated as of November 2, 2010, between Art Technology Group, Inc. and Computershare Trust Company, N.A.

Number	Title
99.1	Form of Voting Agreement and schedule of signatories thereto, other than Oracle Corporation.

99.2	Text of press release issued by Art Technology Group, Inc. on November 2, 2010.

*	Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. Art Technology Group hereby undertakes to furnish supplementally copies of any of the omitted schedules upon request by the SEC.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ART TECHNOLOGY GROUP, INC.
Date: November 2, 2010	By:	/s/ Julie M.B. Bradley
Julie M.B. Bradley
Senior Vice President and Chief Financial Officer

Exhibit Index

Number	Title
2.1	Agreement and Plan of Merger, dated as of November 2, 2010, by and among Art Technology Group, Inc., Oracle Corporation and Amsterdam Acquisition Sub Corporation.*

4.1	Amendment No. 1 to Rights Agreement, dated as of November 2, 2010, between Art Technology Group, Inc. and Computershare Trust Company, N.A.

99.1	Form of Voting Agreement and schedule of signatories thereto, other than Oracle Corporation.

99.2	Text of press release issued by Art Technology Group, Inc. on November 2, 2010.

*	Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. Art Technology Group hereby undertakes to furnish supplementally copies of any of the omitted schedules upon request by the SEC.